Exhibit 99

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Exhibit 99

[GRAPHIC]

Boise Office Solutions
Investor Conference

January 7, 2004

[LOGO]

Agenda

Topic	Speaker
• Boise Overview and Strategy	George Harad, Chairman and CEO
• New Boise Office Solutions	Chris Milliken, Division President and CEO
• Business Overview, Prospects, and Strategy
• BOS Brand Strategy	Dave Goudge, EVP, Marketing
• BOS Operations Overview
• Retail Operations	Gary Peterson, President – Retail
• Contract Operations	Mike Rowsey, President – Contract
• Commercial and Direct	Dave Goudge, EVP, Marketing
• Merchandising	Ryan Vero, EVP, Merchandising
• Boise Financial Outlook	Ted Crumley, CFO
• Closing Comments	Chris Milliken, Division President and CEO

Forward-Looking Statements

The presentation includes forward-looking statements.  These statements include, among others, those that refer to the expected benefits of the transaction to our shareholders, the anticipated synergy benefits, and the expected impact of this transaction on our financial results.

These forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties, and assumptions that could cause actual results to differ materially from those we describe in the forward-looking statements. The risks, uncertainties, and assumptions include the possibility that we will be unable to fully realize the benefits we anticipate from the acquisition; the possibility that we will incur costs or difficulties related to the integration of our businesses greater than we expected; our ability to retain and motivate key employees of both organizations; the difficulty of keeping expense growth and integration costs at modest levels while increasing revenues; the challenges of integration and restructuring associated with the transaction; the challenges of achieving anticipated synergies; the timing and success of our evaluation of strategic alternatives for our paper and building products businesses; and other risks that are described from time to time in our Securities and Exchange Commission reports.

This presentation speaks only to the date of this presentation. We undertake no obligation to review or update the forward-looking statements we have made here.  Finally, we undertake no obligation to review or confirm investor or analyst expectations or estimates that might be derived from this presentation.

[PHOTO]

George J. Harad
Chairman and Chief Executive Officer

Boise Overview and Strategy

Company Overview

•                  Leading office products distribution company

•                  North America, Australia, New Zealand, and Mexico

•                  Acquisition of OfficeMax completed

•                  Cost-competitive manufacturer and leading distributor of building materials

•                  Major producer of uncoated free sheet

•                  Integrated containerboard/corrugated containers

•                  Newsprint

•                  Substantial timber base

Strategy

•                  Focus manufacturing

•                  Competitive-cost commodities

•                  Value-added growth

•                  Lower capital requirements

•                  Grow distribution

•                  Stable, strong cash flows

•                  Higher capital returns

•                  Improve shareholder value

•                  More stable earnings/cash flows

•                  Returns greater than cost of capital

Strategic

Shifting Business Mix

Sales Mix Change

1994	2002	Pro Forma 2002

[CHART]	[CHART]	[CHART]

Boise		With OfficeMax

*Before intersegment eliminations; pro forma for OfficeMax acquisition.

Strategic Rationale
Acquisition of OfficeMax

•                  Enhance BOS competitive position

•                  Obtain competitive scale

•                  Serve all customer segments through all channels

•                  Improve cost structure

•                  Establish platform for middle-market growth

•                  Provide catalyst for unlocking shareholder value

Priorities for 2004

•                  Successfully integrate OfficeMax into Boise Office Solutions

•                  Develop and implement strategic alternatives for Boise Paper Solutions and Boise Building Solutions

Integrate OfficeMax
Realize Synergies

Purchasing leverage	$60	mm

Logistics and administration	40

Marketing	30

Paper sales	30

	$160	mm

Implement Strategic Alternatives

•                  Goldman Sachs engaged

•                  Process underway

•                  Objective to deleverage quickly/increase shareholder value

•                  Attractive North American asset base

•                  4th largest producer of uncoated free sheet

•                  4th largest producer of plywood

•                  2nd largest producer of engineered wood products

•                  3rd largest full-line wholesale distributor of building materials

•                  2.4 million acres of timberland

•                  Actions in 2004

Questions?

[PHOTO]

Chris Milliken

Division President and Chief Executive Officer

New Boise Office Solutions

Key Questions

•                  How will we manage the business?

•                  How will we combine and integrate the businesses?

•                  How comfortable are we that we will achieve targeted synergies?

•                  What are the future prospects for our combined businesses?

•                  What financial performance should we expect?

Leadership Team

[CHART]

Complementary Combination

	Boise Office Solutions	New BOS	OfficeMax
Markets	• U.S. Contract/Distribution		• U.S. Retail
	• Canada		• Mexico
• Australasia

Brands	• BOS Quality/Service Reputation		• OfficeMax Awareness
• Grand & Toy – Canada
• Reliable

Assets	• Distribution Centers (38)		• PowerMaxs (3)/ DCs (17)
	• Customer Service Centers (6)		• Customer Service Centers (2)
	• B-to-B Internet		• Public E-Commerce Site
	• Private Fleet (all markets)		• 940+ Retail Stores in U.S.

Customers	• Contract/Fortune 500		• Small Business
	• Mail Order/Telesales		• Home Office/Consumer

Associates	• 13,000+ Associates		• 30,000+ Associates
	• Strong Professionally Trained Sales Force		• Strong Retail Selling Culture

Larger, Well-Balanced Company

2002 North American Sales

[CHART]

Source:  Company 10-Ks

Diversified Product/Service Offerings

2002 North American Sales by Product Category

[CHART]

Source: Company 10-Ks.  Classification inconsistencies may exist.

Growth Opportunities

Key Initiatives

Link Contract With Retail	• Facilitate contract purchases at retail
• Cross-marketing activities
• [LOGO] small stores

Build Small/Middle Market	• Expand B-to-B direct sales force and outbound telesales
• Develop customized E-commerce offerings
• Develop focused direct-mail programs

Extend Print/Copy Offering	• Enhance infrastructure to support offering to large customers
• Develop well-trained and focused direct sales force

Extend Technology and Furniture	• Enhance technology product assortment for large customers
• Extend contract furniture to retail
• Extend import furniture to contract

Significant Achievable Synergies

Key Facts

Operating Synergies	• For Boise, $160 million annual pretax operating synergies
• Potential upside

Expected Timing	• $100 million in 2004
• $150 million in 2005
• $160 million in 2006

Non-Operating Synergies	• Efficiency in combined capital spending over time
• Reduced working capital needs over time

	Projected $ Realized	Key Components

Purchasing Leverage	$60 million	• Renegotiate vendor programs

Logistics and Administration	$40 million	• Consolidate DCs
• Close selected stores
• Consolidate corporate functions
• Reduce expenses
• Renegotiate outside services

Sales and Marketing	$30 million	• Reduce marketing costs
• Consolidate customer service centers
• Integrate Contract into Retail
• Increase response rates for direct marketing

Paper Sales	$30 million	• Production efficiencies
• Distribution efficiencies

Industry is Large and Growing

Sales by Channel (1997-2003 Est.)

[CHART]

Source:  SHOPA

BOS Target Market Has Increased

	Office Supplies	Paper	Furniture	Technology (non- computer)	Computers	Print and Copy
Retail	X	X	X	X	@	X
E-Commerce	X	X	X	X	@	X
Catalog	#	#	#	#		X
Contract	#	#	#	#		*

#                 Existing BOS primary target markets

X               Expanded target markets due to addition of OfficeMax primary target markets

*                 Future unique opportunities as a result of this transaction

@            Limited presence

Greater Target Market

North American Office Products Market*
(Est. 2003)

[CHART]

*Includes office products, furniture, technology, and services.

Vision Statement

“The Vision of the New Boise Office Solutions is to be the leading provider of office products and services through a relentless focus on our customers.”

BOS Business Model

•                  Primary operating segments: Retail and Contract

•                  All customer segments: Consumer/Home Office, SOMO, Large/Mega

•                  Target vertical customer segments to focus on growth

•                  All channels

•                  Give customers a choice – retail store, Internet, sales force, catalog, telesales

•                  Aligned distribution network and customer service centers

•                  Focused brands

•                  [LOGO] will become primary brand in U.S./Mexico

Focus on “Customer Experience”

Customer Service

•                  Contract PINS

•                  Best-in-class contract expense reporting

•                  Boundless Selling program

•                  Easier in-store shopping experience/navigation

Time Savings

•                  “Done in one” (over 96%)

•                  Line Buster checkout technology

Value

•                  MaxPerks program

•                  Bonus packs

•                  Private label

Near-Term Objectives

•     Maintain solid core business

•                  Achieve base business financial plans/forecasts

•                  Same-store sales growth:  4%-6% in 2004

•                  Operating margin improvement:  2.4%-2.6% in 2004, up from 1.6% in 2003

•                  Ensure no significant adverse impact on customers or operations

•      Exceed synergy expectations

•                  $100M (‘04), $150M (‘05), $160M (‘06)

Near-Term Objectives

•     Build foundation for future growth

•                  Position business model for strategic competitive advantage

•                  Further improve customer service and quality management

•                  Establish appropriate infrastructure (information systems and facilities)

•                  Blend cultures

[PHOTO]

Dave Goudge
Executive Vice President,
Marketing

Brand Strategy

Brand Positioning and Marketing

Previous Brand Positions

[LOGO]

Boise Office Solutions: Keeping Promises/Simplifying

•                  “Consider it done!”

•                  “It couldn’t be easier.”

[LOGO]

OfficeMax:  More Customer Service, Products, Value

•                  [LOGO]

Customer Perceptions

•                  Awareness is high

•                  However, retailers are perceived to be very similar

•                  No significant differentiation

Customer Awareness — Small Businesses

Aided Awareness*
Small Business

[CHART]

*                 Which of the following companies have you heard of before today?

Customer Awareness — Middle-Market Businesses

Aided Awareness*
Medium Business

[CHART]

*                 Which of the following companies have you heard of before today?

Small Market Perceptions

Small Business

[CHART]

Middle-Market Perceptions

Medium Business

[CHART]

Brand Architecture/Migration

•                  We currently operate under several brands

•                  [LOGO]                                  •              [LOGO]

•                  [LOGO]                                  •              [LOGO]

•                  Boise Express

•                  All brands in the United States and Mexico will become [LOGO]

•                  Canada, Australia, and New Zealand initially remain unchanged

Brand Opportunity/Challenge

•                  Create positive differentiation in customer experience

•                  Reach all customer segments through multiple channels

•                  Lasting differentiation comes from actual customer experience

•                  Marketing must tell the story of differentiation

Breakout Marketing!

•                  Our advertising/marketing will be tied to the common vision of the company

•                  To be the leading provider of office products and services through a relentless focus on our customers

•                  New tagline: “What’s your thing?”

•                  New and unusual advertising approach

•                  Audience

•                  Customers

•                  Associates

Brand and Marketing

The webcast audience will hear the two-minute audio of three office products ads.  To receive a copy of these ads on DVD, send your name and mailing address to TomRussell@BoiseOffice.com.

Questions?

[PHOTO]

Gary Peterson
President — Retail

Retail Operations

Retail Organization

[CHART]

Gary Peterson will also have several indirect reports for real estate, replenishment, HR, and merchandising.

Current OfficeMax Operations

•                  943 stores in the United States; 33 in Mexico

•                  Three PowerMax distribution facilities

•                  Hazleton, Pennsylvania

•                  McCalla, Alabama

•                  Las Vegas, Nevada

•                  17 delivery centers

•                  Two customer call and contact centers

•                  Retail headquarters – Cleveland, Ohio

•                  Approximately 30,000 associates

•                  Approximately $5 billion annual sales for fiscal year 2003

OfficeMax Top 50 Markets (# of Stores)*

[GRAPHIC]

Chicago	42
Los Angeles	30
Minneapolis	26
San Francisco	23
Phoenix	23
Dallas	23
Atlanta	22
Detroit	20
Philadelphia	17
Cleveland	17
Denver	17
Houston	17
Seattle	15
Salt Lake City	15
Boston	14
St. Louis	14
North New Jersey	14
Orlando	12
New York	11
Virginia Beach	11
Miami	11
Kansas City	11
Las Vegas	10
Milwaukee	9
Puerto Rico	8
Columbus	8
Buffalo	8
Pittsburgh	8
Richmond	8
Charlotte	8
Sacramento	8
San Antonio	8
Raleigh	7
Ft. Lauderdale	7
Akron	7
Nashville	7
Portland	7
Memphis	7
Tucson	7
Austin	6
Providence	5
Danbury	5
West Palm Beach	5
Ft. Meyers	5
Indianapolis	5
Albany	5
Stockton	5
Fresno	5
Hartford	4
Harrisburg	4

*                 Complete list of stores is available at www.OfficeMax.com.

OfficeMax Distribution Network

[GRAPHIC]

Improvements to Retail Operations

Customer Service

•                  Commitment to move from task to selling environment

•                  In-stock improvement

•                  Boundless Selling

•                  Improved store graphics for easier navigation

Infrastructure Support

•                  Changes made to ease the burden on store associates and improve customer service:

•                  DSD model to self-distributed/PowerMax model

•                  $400 million reduction in inventory

•                  Fixture cut-down

•                  Creation of merchandise “worlds”

•                  Assumed receiving

•                  SAP retail store

•                  POS register upgrade

Improvements to Retail Operations

Progress on Major Initiatives

•                  Remodeled 250 stores

•                  Implemented 9.0 format

•                  Rolled out new point-of-sale system

•                  Implemented Boundless Selling across chain

•                  Launched [LOGO] small store concept

•                  Implemented select market strategy

•                  Implemented productivity-based incentives in PowerMax facilities

•                  40% labor savings

Financial/Operating Results

•                  Industry-leading comp sales

•                  Seven consecutive quarters of positive growth

•                  Improved inventory turns to 4.0x

•                  Strong CopyMax® comp sales growth

Two-Year North American Retail Same-Store Comp Sales

[CHART]

Key Retail Objectives for 2004

•                  Mid-single-digit comp sales growth

•                  5% increase in inventory turns

•                  Improve in-stocks

•                  Continue to take share in retail channel

•                  Further develop great shopping experience

•                  Improve solution selling/attachment rates in key product categories

•                  Grow CopyMax® business

Key Retail Opportunities for 2004

•                  Continue to optimize retail store portfolio

•                  Remodel 250 additional stores to 9.0 format

•                  Open 12 new stores

•                  Including [LOGO]

•                  Relocate 10 stores

•                  Close 40 to 45 stores

•                  Continue to focus on field management initiatives

•                  Continue to upgrade systems at the store level

•                  Point-of-sale (POS) systems

•                  Labor scheduling

•                  E-learning

•                  Optimize retail supply chain

•                  Extend Boise customers’ contract pricing to stores

Store Remodel Program

•                  Remodels incorporate key features and attributes of 9.0 prototype

•                  Further display of Merchandising Worlds

•                  Concentrated in strong OfficeMax markets

•                  Each remodeled store provides comp sales lift

[GRAPHIC]	[GRAPHIC]
6.0/Before	9.0/After

[LOGO]

•                  Small store format (approx. 3,000 sq. ft. vs. 20,000 sq. ft.)

•                  Three-store test program within Chicago Loop area

•                  First store opened in November 2003

•                  CopyMax® capabilities

[GRAPHIC]	[GRAPHIC]

Field Management Initiatives

•                  Improve district manager effectiveness

•                  Leverage territory directors

•                  Improve Boundless Selling

•                  Enhance training

Boundless Selling

•                  Department boundaries are removed

•                  Associates go to customers rather than wait in their departments for customers

•                  Starts with cross-training across product categories

•                  Sales leader directs associates’ selling efforts

•                  Wireless technology used to provide feedback and suggest add-ons

•                  Increases average ticket (1.5% increase in FY03)

[LOGO]

Building a Team Environment for Store Associates

•                  Investments in leadership, communications, and productivity

•                  E-mail communication tools

•                  Electronic training and surveys

•                  Results:  improved sales, profitability, and associate satisfaction

[LOGO]	[LOGO]

CopyMax

•                  Double-digit positive comp sales growth year-to-date in 2003

•                  100% digitally connected nationwide

•                  First retailer to have chainwide digital color capabilities

•                  Three CopyMax® commercial sales territories

•                  Over 200 dedicated sales representatives

[GRAPHIC]

Retail Supply Chain

2003 Accomplishments

•                  Installed SAP in PowerMax and delivery center facilities

•                  Completed pay-for-performance in PowerMax and delivery centers

•                  Extended vendor compliance metrics

•                  Expanded Las Vegas PowerMax

•                  Installed integrated inbound visibility tool

•                  Improved key performance metric

2004 Initiatives

•                  Consolidate BOS and OfficeMax delivery centers

•                  Design new Las Vegas facility

•                  Leverage PowerMax for servicing new DC network

•                  Reduce average store delivery cycle from 8 to 7 days

•                  Implement real-time cross-docking

•                  Increase bulk area utilization in PowerMax

•                  Implement task inter-leaving

•                  Develop vendor scorecard

Mexico/International

Business Overview

•                  Started with joint venture in 1997

•                  33 stores

•                  Commercial sales, catalog, and E-commerce operations

•                  Strong partners with significant retail experience

Key Accomplishments in 2003

•                  Significantly increased cash flows

•                  Strong net operating profit

•                  Significant CopyMax® comp sales growth

•                  Opened three new stores and DC

[GRAPHIC]

Future International Opportunities

•                  Mexico

•                  Further retail expansion

•                  Expand direct/contract business

•                  Assessing other international opportunities in retail

Questions?

The New Boise Office Solutions Investor Conference will resume in approximately 60 minutes.

[PHOTO]

Mike Rowsey

President — Contract

Contract Operations

Contract Business Operations

Operating Focus

•                  Large contract: Large businesses/government customers with longer-term contracts and orders fulfilled by delivery

•                  Traditional BOS contract business

•                  Includes international (except Mexico retail)

•                  Commercial and direct: Customers that purchase through multiple touchpoints with orders fulfilled by delivery

•                  Customers not on longer-term contracts

•                  Encompasses small and medium-sized businesses

•                  Served through multiple touchpoints:
E-commerce, sales force, telesales, catalog

Contract Operations

•                  Organic sales growth despite slow white-collar recovery

•                  World-class customer service

•                  Operational excellence

•                  Premier international businesses in Canada and Australasia

Organic Sales Growth

•                  Low single digits in 2003; mid-single digits expected in 2004

•                  Commercial and direct continues to show excellent growth potential

•                  Capital goods spending by customers picking up

•                  Paper sales stronger than overall market

•                  Continued growth in technology consumables

World-Class Customer Service

•                  Customer-centric measurements continue to lead the industry

•                  Fill rate

•                  Accuracy

•                  On-time delivery

•                  “Done in One”

•                  Winner of 2003 SQM award for “world class” service

•                  Opportunity to consolidate customer service centers

•                  Expect to consolidate 8 customer service centers to 6

Operational Excellence

•                  Working capital performance continues to improve

•                  High single-digit productivity improvement for the third consecutive year

•                  Implementation of POD and RDS in distribution centers

•                  Integration of Reliable distribution completed in early 2004

•                  Opportunity for integration with OfficeMax: 55 distribution centers will be consolidated into 25 to 30

•                  Lower operating costs

•                  Lower inventory levels

•                  Higher throughput

New Boise Office Solutions Distribution Network*

[GRAPHIC]

*Before consolidation

Canadian Contract Operations

•                  Maintaining position as leading contract stationer

•                  Operating margins continue to be strong

•                  Restructuring customer service centers

•                  Consolidated one distribution center in 2003

•                  New Calgary DC scheduled to open in 2004

Australia Contract Operations

•                  Completed integration of Blue Star acquisition

•                  Built footprint for future growth, with new buildings in:

•                  Sydney

•                  Canberra

•                  Brisbane

•                  Hobart

•                  Townsville

•                  Expansion in Melbourne

•                  Adelaide

•                  Significant operating income improvement in 2003 over 2002

New Zealand Contract Operations

•                  Completed integration of Blue Star acquisition

•                  40 buildings consolidated into 3 distribution facilities

•                  5 brands consolidated into 3

•                  Implemented new operating system (Pronto)

•                  Continued outstanding income performance

[PHOTO]

Dave Goudge

Executive Vice President,

Marketing

Commercial and Direct

Commercial and Direct Operations Overview

•                  Customers who purchase through multiple touchpoints with orders fulfilled by delivery

•                  Highly attractive business

•                  Large and relatively fragmented markets

•                  High-growth channels (E-commerce)

•                  Well-established business

•                  [LOGO] — over 1.4 million customer transactions per year

•                  [LOGO] — approximately 1.8 million customer transactions per year

•                  OfficeMax sales force — 170 sales reps

•                  BOS/Reliable outbound telesales — 350 sales reps

Commercial and Direct Operations Objectives

•                  Integrate multiple touchpoints

•                  Business operations

•                  Systems

•                  Delivery

•                  Customer service centers

•                  Grow business

•                  Focus on small and middle markets

Integration of Multiple Touchpoints

Prior to Integration

[CHART]

Growth Strategy

•                  Leverage brand

•                  Awareness and response rate

•                  Leverage expertise/assets

•                  B-to-B

•                  Direct mail

•                  OfficeMax.com

•                  Further enhance cross-marketing activities with retail stores

Questions?

[PHOTO]

Ryan Vero

Executive Vice President,

Merchandising

Merchandising

Merchandising Objectives

•                  Capture purchasing synergies

•                  Maximize purchasing leverage

•                  Optimize assortment

•                  Increase strategic sourcing

•                  Optimize paper sourcing

•                  Drive sales and profitability through initiatives

•                  Leverage combined customer base

•                  Continued focus on private label

•                  Focused retail shopping experience improvements

•                  Focused contract customer enhancements

Capture Purchasing Synergies

•                  Vendor program analysis

•                  Began review of net item programs after close

•                  Strategic sourcing process

•                  Complete net-cost analysis and bid process

•                  Product specifications and vendor qualification

•                  Both branded and private label merchandise

•                  Domestic and offshore sourcing

Key Merchandising Initiatives for 2004

•                  Product consolidation and rationalization

•                  Category management — store clustering program

•                  Leadership in new product/new business development

•                  Expansion of private label products

•                  Evolution of office furniture

•                  Expansion of live product program

•                  Technology expansion into contract

Product Consolidation and Rationalization

•                  Focused merchandising assortments based on customer needs

•                  Rationalize common items and private label

•                  Increase supply chain efficiencies, improve turns and purchasing leverage

•                  Approximately 5,000 items are sourced from same suppliers or are same items

•                  Significant opportunities with improved import sourcing

•                  Leveraging independent merchandising expertise

•                  Improved assortments in contract and retail

•                  Growth opportunities in furniture, supplies, and technology

•                  Converting MaxBrite paper products to Boise Paper Solutions

•                  Integrated and efficient

Category Management — Store Clustering Initiative

•                  Tailoring merchandise assortment and presentation

•                  Improved inventory management, in-stocks, and sales

•                  Example: paper and mailing product categories

[GRAPHIC]	[GRAPHIC]

New Product Development

•                  Continued differentiation through exclusive product launches

•                  HP label assortment

•                  Digital dock design

•                  Internal team focused on new product and service development

•                  Network installation

•                  Digital photo processing labs

[GRAPHIC]	[GRAPHIC]

Private Label Expansion

•                  Consolidating private label from Highmark and OfficeMax

•                  Significant volume leverage and supply chain efficiency

•                  Continuing to build OfficeMax brand

•                  Boise Office Solutions customers seeing OfficeMax every day

•                  Expanding assortment from approximately 1,500 units* in 2003 to over 2,000 in 2004

[GRAPHIC]

*Total combined SKU count for both OfficeMax and Boise Office Solutions.

Office Furniture

•                  Enhanced in-store shopping experience

•                  Enhanced point-of-purchase signage

•                  Expanded pro-sumer/small business assortment

•                  Enhanced FurnitureMax® hub assortments

•                  Stylish vignette format differentiates FurnitureMax®

[GRAPHIC]	[GRAPHIC]

Live Product Initiatives

•                  Live printer consumables and computer peripherals

•                  EAS security rollout

•                  Currently 269 stores active, with rollout continuing in 2004

•                  Adjacency merchandising drives add-on sales

•                  Photo and premium printing papers adjacent to ink category

[GRAPHIC]

Thinking Ink? Think OfficeMax!

•                  Continued focus on printer supplies category

•                  “Thinking Ink? Think OfficeMax!”

•                  Recycled paper program

•                  Increases retention

•                  Introduces customers to quality of new MaxBrite recycled line manufactured by Boise

•                  Guaranteed in stock

•                  Customer commitment to product availability

[GRAPHIC]

Technology Expansion in Contract

•                  Leveraging technology expertise to contract business segment

•                  New technology catalog

•                  Expanded E-commerce capabilities in 2004

•                  Significant opportunity selling to existing accounts

[GRAPHIC]	[GRAPHIC]

Questions?

[PHOTO]

Ted Crumley
Senior Vice President and
Chief Financial Officer

Boise Financial Outlook

Outlook for 2004 — New Boise Office Solutions

•                  Positive single-digit same-store sales comps 4%-6%

•                  Expected margin improvement

•                  Sales growth

•                  Mix improvements

•                  Projected gross synergies of $80mm in BOS

•                  Continued improvement in working capital turns

•                  Capital investment: $150mm to $170mm, including store remodels

Potential 2004 Results — New Boise Office Solutions

	Estimated 2003(1)	Potential Growth	Synergies, Integration Costs, and Other	Total

Sales (mm)	$8,725	$350-$525	$(125)	$8,950-$9,125

Same-store growth	4%	4%-6%	—	4%-6%

Adj. segment inc. from ops (mm)(2)	$140	$15-$45	$55	$210-$240

Operating margin	1.6%	4.3%-8.6%	—	2.4%-2.6%

Adj. EBITDA (mm)(2)	$295	$15-$45	$70	$380-$410

Capex (mm)	$150	—	—	$150-$170

(1)          Includes Boise Office Solutions and OfficeMax estimated pro forma results for the calendar year ending December 31, 2003.

(2)          See our website at www.bc.com for a reconciliation of these adjusted operating results to the comparable GAAP number.

Boise Financial Structure

Capitalization	Actual 9/30/03	Estimated 12/31/03

• Debt (mm)	$1,643	$2,090

• Equity, including minority interest (mm)	1,584	2,361

• Debt/total capitalization	50.9%	47.0%

Outlook for 2004 — Boise

Range of current analyst estimates	$.59 to $2.00 per share

Expected earnings accretion from OfficeMax acquisition	$.20 to $.30 per share

Depreciation and amortization	$430mm to $450mm

Interest expense	$145mm to $155mm

Capital investment	$340mm to $360mm

Common shares on 1/1/04

• Basic	Approx. 87mm

• Fully diluted	Approx. 92mm

Questions?

Reconciliation — Slide 94

Combined Office Products Segment Estimated 2003 Results
(in millions)
Income (loss) from operations	$77
Add (deduct):
Restructuring activities	63
Adjusted segment income from operations	140
Depreciation and amortization	155
Adjusted EBITDA	$295

Adjusted segment operating margin	1.6%

Reconciliation — Slide 95

	Reconciliation of Equity
	LTM Actual 9/30/2003	Estimated 12/31/03
	(in millions)
Shareholders’ equity	$1,411	$2,188
Company-obligated mandatorily redeemable securities of subsidiary trust holding solely debentures of parent	173	173
	1,584	2,361

Debt	1,643	2,090

Total capitalization	$3,227	$4,451

[PHOTO]

Chris Milliken
Division President and
Chief Executive Officer

Closing Comments

Great News Ahead

Significant Opportunities Exist

+

Company is Better Positioned

=

Improved Results

Updates Going Forward

•                  Progress on synergies

•                  Performance in core business segments

•                  Key operating metrics

Vision Statement

“The Vision of the New Boise Office Solutions is to be
the leading provider of office products and services
through a relentless focus on our customers.”

Questions?

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Boise Office Solutions